                                                                   EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MedCath Corporation (the "Company") on Form 10-K for the year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Crane, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/DAVID CRANE
                                    -------------------------------------------
                                    David Crane
                                    President, Chief Executive Officer
                                    and Director
                                    December 20, 2002